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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 27, 2004
                        (Date of earliest event reported)

                             GREY GLOBAL GROUP INC.

             (Exact name of Registrant as specified in its charter)



    Delaware                         0-7898                     13-0802840
   (State of                   (Commission File No.)          (IRS Employer
Incorporation)                                               Identification No.)


                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On February 27, 2004, Grey Global Group Inc. issued a press release announcing its operating results for the fourth quarter and full year 2003. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9. REGULATION FD DISCLOSURE; AND
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Exhibit 99.1 attached hereto is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition".

EXHIBITS

99.1 Press Release of Grey Global Group Inc. dated February 27, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             GREY GLOBAL GROUP INC.
                                  By: /s/  Steven G. Felsher, Vice Chairman